Exhibit 10.13

Small Business Administration
U.S. Small Business Administration

AUTHORIZATION
(SBA GUARANTEED LOAN)

SBA Loan #	PLP 399-236-4004
SBA Loan Name	Crystal Magic, Inc.
Approval Date	10/04/00

Lender:                                                      U. S. Small Business Administration (SBA):

Liberty National Bank                                                      North Florida District Office
502 N. Highway 17-92                                                      7825 Baymeadows Way - Suite 100-B
Longwood, FL 32750                                                      Jacksonville, FL 32256-7504

SBA approves, under Section 7(a) of the Small Business Act as amended. Lender’s, application, received 10/04/00, for SBA to guarantee 75% of a loan (“Loan”) in the amount of $250,000.00 to assist;

Borrower;
1.      Crystal Magic, Inc.
 2120 Hidden Pine La.
 Apopka, FL 32712

All requirements in the Authorization which refer lo Borrower also apply to any Co-Borrower.

A.
THE GUARANTEE FEE IS $5,625.00. Lender must pay the guarantee fee within 90 days of the date of this Authorization. Failure to timely pay the guarantee fee will result in cancellation of the SBA guarantee. The 90-day deadline may not be extended. Lender must send the guarantee fee to the Small Business Administration, Denver CO 80259-0001. The remittance check should show the Loan number. No part of the guarantee fee is refundable if Lender has made any disbursement Lender may collect this fee from Borrower after initial disbursement of Loan- Borrower may use Loan proceeds to reimburse Lender for the guarantee fee.

B.	ONGOING SERVICING FEE - Lender agrees to pay an ongoing fee equal to one-half of one percent per year of the guaranteed portion of the outstanding balance. Lender may not charge this fee to Borrower.

C.	IT IS LENDER’S SOLE RESPONSIBILITY TO:

1.	Close the Loan in accordance with the terms and conditions of this Authorization.

2.
Obtain valid and enforceable Loan documents, including obtaining the signature or written consent of any obligor’s spouse if such consent or signature is necessary to bind the marital community or create a valid lien on marital property.

SBA Loan Number: PLP 399-236-4004                                                                                                                    Page 1
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 3.0)

3.
Retain all Loan closing documents. Lender must submit these documents, along with other required documents, to SBA for review if Lender requests SBA to honor its guarantee on the Loan, or at any time SBA requests the documents for review.

D.           REQUIRED FORMS

1.	Lender may use its own forms except as otherwise instructed in this Authorization. Lender must use the following SBA forms for the Loan:

SBA Form 147, Note
SBA Form 1050, Settlement Sheet, for each disbursement
SBA Form 159, Compensation Agreement, for each representative
SBA Form 2004, Lender’s Certification
SBA Form 722, Equal Opportunity Poster
SBA Form 793, Notice to New Borrowers

2.	Lender may use computer-generated versions of mandatory SBA Forms, as long as these versions are exact reproductions.

3.	Lenders must submit completed SBA Forms 159 and 2004 for non-PLP loans to the SBA immediately after final disbursement.

E.	CONTINGENCIES - SBA issues this Authorization in reliance on representations in the Loan application, including supporting documents. The guarantee is contingent upon Lender:

1.	Having and complying with a valid SBA Loan Guarantee Agreement (SBA Form 750 or SBA Form 750B for short-term loans) and any required supplemental guarantee agreements, between Lender and SBA;

2.	Complying with the current SBA Standard Operating Procedures (SOP);

3.	Making initial disbursement of the Loan no later than 3 months, and completing disbursement no later than 6 months, from the date of this Authorization, unless SBA extends the time in writing;

4.
Having no evidence since the date of the Loan application, or any preceding disbursement, of any unremedied adverse change in the financial condition, organization, operations, or fixed assets of Borrower which would warrant withholding or not making any further disbursement, and;

5.	Satisfying all of the conditions in this Authorization.

SBA Loan Number: PLP 399-236-4004                                                                                                                    Page 2
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 3.0)

F.      NOTE TERMS:

1.      Maturity: This Note will mature in 7 years from date of Note.

2.
Repayment Terms: Lender must insert onto SBA Note, Form 147, to be executed by Borrower, the following repayment terms, without modification. Lender must complete all blank terms on the Note at time of closing:

The interest rate on this Note will fluctuate. The initial interest rate is 11.50% per year. This initial rate is the prime rate on the date SBA received the loan application, plus 2.00%.

Borrower must pay three payments of interest only on the disbursed principal balance beginning one month from the month this Note is dated and every month thereafter payment must be made on the first calendar day in the month it is due.

Borrower must pay principal and interest payments of $4,452.00 every month, beginning four months from the month this Note is dated; payments must be made on the first calendar day in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

The interest rate will be adjusted every calendar quarter (the “change period”).

The “Prime Rate” is the prime rate in effect on the first business day of the quarter in which a change occurs, as published in the Wall Street Journal on the next business day.

The adjusted interest rate will be 2.00% above the Prime Rate. Lender will adjust the interest rate on the first calendar day of each change period. The change in interest rate is effective on that day whether or not Lender gives Borrower notice of the change. The initial rate must remain in effect until the first change period begins.

Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the note.

If SBA purchases the guaranteed portion of the unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default. If there is no uncured payment default, the rate becomes fixed at the rate in effect at the time of purchase.

All remaining principal and accrued interest is due and payable 7 years from date of Note.

Late Charge: If a payment on this Note is more than 10 days late. Lender may charge Borrower a late fee of up to 5% of the unpaid portion of the regularly scheduled payment.

G.           USE OF PROCEEDS

1.	$200,000.00 to purchase equipment.

2.	$30,000.00 to purchase inventory.

3.	$20, 000.00 for working capital

SBA Loan Number: PLP 399-236-4004                                                                                                                    Page 3
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 3.0)

All amounts-listed above are approximate. Lender must document that Borrower used the loan proceeds for the purposes stated in this Authorization.

Lender may not disburse Loan proceeds solely to pay the guarantee fee. Lender may disburse to Borrower, as working capital only, funds not spent for the listed purposes as long as these funds do not exceed 10% of the specific purpose authorized or $l0, 000.00, whichever is less. An Eligible Passive Company may not receive working capital funds.

Lender must complete SBA Form 1050. Settlement Sheet, for each disbursement and retain these forms in its Loan file.

H.           COLLATERAL CONDITIONS

Lender must obtain a lien on 100% of the interests in the following collateral and properly perfect all lien positions:

1.
First Perfected Security Interest, subject to no other liens, in the following personal property (including any proceeds and products), whether now owned or later acquired, wherever located- Equipment; Fixtures; Inventory. Accounts; Instruments; Chattel Paper, General Intangibles;

a.
Lender must obtain a written agreement from all Lessors (including sublessors) agreeing .to: (I) Subordinate to Lender Lessor’s interest, if any, in this property; (2) Provide Lender written notice of default and reasonable opportunity to cure the default; and (3) Allow Lender the right to take possession and dispose of or remove the collateral.

b.
Lender must obtain a list of all equipment and fixtures that are collateral for the Loan. For items with a unit value of $500 or more, the list must include a description and serial number, if applicable.

c.	Lender must obtain an appropriate Uniform Commercial Code lien search evidencing all required lien positions. If UCC search is not available, another type of lien search maybe substituted.

The following language must appear in all lien instruments including Mortgages, Deeds of Trust, and Security Agreements;

“The Loan secured by this lien was made under a United Stales Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners. If the United States is seeking to enforce this document, then under SBA regulations”

a)	When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

b)
Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability. No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.”

SBA Loan Number: PLP 399-236-4004                                                                                                                    Page 4
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 3.0)

I.      ADDITIONAL CONDITIONS

1.      Insurance Requirements

Prior to disbursement. Lender must require Borrower to obtain the following insurance coverage and maintain this coverage for the life of Loan;

a.
Personal Property Hazard Insurance coverage on all equipment, fixtures or inventory that is collateral for the Loan, in the amount of full replacement costs. If full replacement cost insurance is not available, coverage should be for maximum insurable value. This policy must contain a LENDER’S LOSS PAYABLE CLAUSE in favor of Lender. This clause must provide that any act or neglect of the debtor or owner of the insured property will not invalidate the interest of Lender. The policy or endorsements must provide for at least 10 days prior written notice to Lender of policy cancellation.

b.	Life Insurance, satisfactory to Lender

(1)           on the life of Steven M. Rhodes in the amount of $1,000,000.00.

Lender must obtain a collateral assignment of each policy with Lender as assignee which provides that Insurer will give Lender at least 30 days written notice of payment default and a right to cure. Lender must also obtain acknowledgment of the assignment by the Home Office of the Insurer.

c.	Liability Insurance in an amount and with an insurance company satisfactory to Lender.

d.	Workers’ Compensation Insurance in an amount meeting state law requirements and with an insurance company satisfactory to Lender.
2.      Borrower, Guarantor and Operating Company Documents

a.	Prior to closing, Lender must obtain from Borrower, Guarantor and Operating Company a current copy of each of the following as appropriate:

(1)
Corporate Documents - Articles or Certificate of Incorporation (with amendments), any By-laws, Certificate of Good Standing (or equivalent), Corporate Borrowing Resolution, and, if a foreign corporation, current authority to do business within this state.

(2)
Limited Liability Company (LLC) Documents - Articles of Organization (with amendments), Fact Statement or Certificate of Existence, Operating Agreement, Borrowing Resolution, and evidence of registration with the appropriate authority.

(3)	General Partnership Documents - Partnership Agreement, Certificate as to Partners, and Certificate of Partnership or Good Standing (or equivalent), as applicable.

(4)
Limited Partnership Documents - Partnership Agreement, Certificate as to Partners, and Certificate of Partnership or Good Standing (or equivalent), as applicable. Certificate of Limited Partnership, and evidence of registration with the appropriate authority.

(5)
Limited Liability Partnership (LLP) Documents - Partnership Agreement, Certificate as to Partners, Certificate of Partnership or Good Standing (or equivalent) as applicable, and evidence of registration with the appropriate authority.

SBA Loan Number: PLP 399-236-4004                                                                                                                    Page 5
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 3.0)

(6)	Trustee Certification - A Certificate from the trustee warranting that:
(a)	The trust will not be revoked or substantially amended for the term of the Loan without the consent of SBA;
(b)	The trustee has authority to act;
(c)	The trust has the authority to borrow funds, guarantee loans, and pledge trust assets;
(d)	If the trust is an Eligible Passive Company, the trustee has authority to lease the property to the Operating Company;
(e)	There is nothing in the trust agreement that would prevent Lender from realizing on any security interest in trust assets;
(f)	The trust agreement has specific language confirming the above; and
(g)	The trustee has provided and will continue to provide SBA with a true and complete list of all trustors and donors.
(7)	Trade Name – Documentation that Borrower has complied with state requirements for registration of Borrower’s trade name (or fictitious name), if one is used.

3.      Operating Information

Prior to any disbursement of Loan proceeds, Lender must obtain;

a.
Verification of Financial Information - Lender must submit IRS Form 4506 to the Internal Revenue Service to obtain federal income tax information on Borrower or, if the Borrower is an EPC, then the Operating Company for the last 3 years (unless Borrower or Operating Company is a start-up business). If the business has been operating for less than 3 years, lender must obtain the information for all years in operation. This requirement does not include tax information for the most recent fiscal year if the fiscal year-end is within 6 months of the application date. Lender must compare the tax data received from the IRS with the financial data or tax returns submitted with the Loan application, and relied upon in approving the Loan. Borrower must resolve any significant differences to the satisfaction of Lender and SBA, Failure to resolve differences may result in cancellation of the Loan.

b.
If Lender has not submitted IRS Form 4506 prior to the date of this Authorization, it must submit the Form no later than 10 business days from this date. If the Lender does not receive a response from the IRS within 10 business days of submitting the SBA version of IRS Form 4506, then Lender may disburse prior to completing this verification. At the time the information is received, Lender must still perform the verification and resolve any significant differences discovered, even if the loan is fully disbursed.

c.	Authority to Conduct Business - Evidence that the Borrower has an Employer Identification Number and all insurance, licenses, permits and other approvals necessary to lawfully operate the business.

d.	Flood Hazard Determination - A completed Standard Flood Hazard Determination (FEMA Form 81-93).

e.	Lease - Current lease(s) on all business premises where collateral is located with term, including options, at least as long as the term of the Loan.

4.	Certifications and Agreements

a.      Lender must require Borrower to certify that:

SBA Loan Number: PLP 399-236-4004                                                                                                                    Page 6
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 3.0)

(1)	Receipt of Authorization - Borrower has received a copy of this Authorization and SEA Form 793, Notice to New SBA Borrower, from Lender; and acknowledges that:
(a)	The Authorization is not a commitment by Lender to make a loan to Borrower;
(b)	The Authorization is between Lender and SBA and creates no third party rights or benefits to Borrower;
(c)	The Note will require Borrower to give Lender prior notice of intent to prepay.
(d)
If Borrower defaults on Loan, SBA may be required to pay Lender under the SBA guarantee. SBA may then seek recovery of these funds from Borrower. Under SBA regulations, 13 CFR Part 101, Borrower may not claim or assert against SBA any immunities or defenses available under local law to defeat, modify or otherwise limit Borrower’s obligation to repay to SBA any funds advanced by Lender to Borrower.

(e)
Payments by SBA to Lender under SBA’s guarantee will not apply to the Loan account of Borrower, or diminish the indebtedness of Borrower under the Note or the obligations of any personal guarantor of the Note,

(2)
Child Support - No principal who owns at least 50% of the ownership or voting interest of the company is delinquent more than 60 days under the terms of any (a) administrative order, (b) court order, or (c) repayment agreement requiring payment of child support.

(3)	Current Taxes - Borrower is current on all federal, state, and local taxes, including but not limited to income taxes, payroll taxes, real estate taxes, and sales taxes.

b.	Lender must require Borrower to certify that it will:
(1)	Reimbursable Expenses-Reimburse Lender for expenses incurred in the making and administration of the Loan.
(2)	Books, Records, and Reports.
(a)	Keep proper books of account in a manner satisfactory to Lender;
(b)	Furnish year-end statements to Lender within 120 days of fiscal year end;
(c)	Furnish additional financial statements or reports whenever Lender requests them;
(d)	Allow Lender or SBA, at Borrower’s expense, to:
[1]	Inspect and audit books, records and papers relating to Borrower’s financial or business condition; and
[2]	Inspect and appraise any of Borrower’s assets; and
[3]	Allow all government authorities to furnish reports of examinations, or any records pertaining to Borrower, upon request by Lender or SBA.

(3)
Equal Opportunity - Post SBA Form 722, Equal Opportunity Poster, where it is clearly visible to employees, applicants for employment and the general public, and comply with the requirements of SBA Form 793, Notice to New SBA Borrowers.

(4)	American-made Products - To the extent feasible, purchase only American-made equipment and products with the proceeds of the Loan.

(5)	Taxes - Pay all federal, state, and local taxes, including income, payroll, real estate and sales taxes of the business when they come due.

SBA Loan Number: PLP 399-236-4004                                                                                                                    Page 7
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 3.0)

c.	Lender must require Borrower to certify that it will not, without Lender’s prior written consents
(1)	Distributions-Make any distribution of company assets that will adversely affect the financial condition of Borrower.
(2)	Ownership Changes - Change the ownership structure or interests in the business during the term of the Loan.
(3)
Transfer of Assets - Sell, lease, pledge, encumber (except by purchase money liens on property acquired after the date of the Note), or otherwise dispose of any of Borrowers property or assets, except in the ordinary course of business.

ADMINISTRATOR
SMALL BUSINESS ADMINISTRATION

By:           Laura M. Badawi, Vice President,                                                                Date: 10/04/00
a Preferred Lender, as Lender and as an agent of and on behalf of the SBA for the purpose of executing this Authorization.

SBA Loan Number: PLP 399-236-4004                                                                                                                    Page 8
SBA Loan Name: .Crystal Magic, Inc.                                                                                                         (7a Wizard 3.0)